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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004


                       NEW CENTURY MORTGAGE SECURITIES LLC


                     (as depositor under an Indenture, dated
                       as of September 29, 2004, providing
                        for, inter alia, the issuance of
                       Asset Backed Notes, Series 2004-4)


                       New Century Mortgage Securities LLC
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                 333-119243          41-2152421
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(State or Other Jurisdiction     (Commission         (I.R.S. Employer
of Incorporation)                File Number)        Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                           92612
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01         Other Events.
                  ------------

Description of the Notes and the Mortgage Pool

         New Century Mortgage Securities LLC (the "Registrant") plans a series of notes, entitled New Century Home Equity Loan Trust 2004-4, Asset Backed Notes, Series 2004-4 (the "Notes"), to be issued pursuant to an indenture, dated as December 16, 2004, among New Century Home Equity Loan Trust 2004-4 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2004-4 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

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                                      -3-


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:


        Exhibit No.                             Description
        -----------                             -----------
        99.1                                    Collateral Term Sheets (as
                                                defined in Item 5) that have
                                                been provided by UBS Securities
                                                LLC to certain prospective
                                                purchasers of New Century Home
                                                Equity Loan Trust, Series
                                                2004-4, Asset Backed Notes.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2004

                                       NEW CENTURY MORTGAGE SECURITIES LLC

                                       By:        /s/ Kevin Cloyd
                                            ------------------------------------
                                       Name:     Kevin Cloyd
                                       Title:    Executive Vice President

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                                Index to Exhibits


                                                                                           Sequentially Numbered
    Exhibit No.                                  Description                                        Page
    -----------                                  -----------                                        ----
        99.1          Collateral  Term  Sheets  (as  defined  in Item 5) that have been provided by UBS Securities LLC to certain prospective
                      purchasers of New Century Home Equity Loan Trust, Series
                      2004-4, Asset Backed Notes.

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                                  EXHIBIT 99.5

                                [FILED BY PAPER]